Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

VNU and IMS Health Announce Merger
To Form Global Leader in Market Intelligence

  •
  IMS shareholders to receive $11.25 per share in cash and 0.60415 shares of VNU stock in a transaction valued at €5.8 billion ($7.0 billion), a 16 percent premium over the average price of IMS shares over the last 30 days;

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  Merger creates a highly focused company with industry-leading capabilities and global scale to deliver critical insights into consumer packaged goods, healthcare and media markets;

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  Deal accretive to VNU's cash EPS* in the first year, including the impact of synergies;

*
Earnings per share before merger-related and restructuring expenses and intangible amortization

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Strengthened leadership team to rapidly integrate businesses and capitalize on growth opportunities;

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Annualized EBITDA synergies of at least €110 million ($130 million) by 2008;

•
VNU to list ADRs on NYSE in connection with the merger; plans to buy back up to €500 million of its stock

        Haarlem, The Netherlands and Fairfield, Conn., USA, July 11, 2005—VNU N.V. (ASE: VNU), the world's leading provider of consumer, marketing and media information and analysis, and IMS Health (NYSE: RX), the global leader in information and consulting solutions for the pharmaceutical and healthcare industries, today announced a definitive agreement to merge in a stock-and-cash transaction currently valued at €5.8 billion ($7.0 billion).

        The combined company will have pro forma 2004 revenues of approximately €4.7 billion ($5.6 billion), pro forma annual EBITDA of about €1.1 billion ($1.3 billion), and an EBITDA margin of approximately 23 percent. The company, to be listed on both the Euronext Amsterdam and the New York Stock Exchange, will be a world leader in providing market intelligence to three major industries that help shape the global economy: consumer packaged goods, healthcare, and media and entertainment.

        "This merger of two industry leaders gives us the scale and capabilities to meet growing client demand for the must-have market intelligence that drives critical business decisions," said VNU Chief Executive Officer Rob van den Bergh, who will be CEO of the combined company. "Together, we will be able to measure our clients' performance in three key sectors of the global economy—consumer packaged goods, healthcare and media—and offer superior insights into the consumer behavior that drives these markets. And with the expertise of our combined teams, we will be able to create a new generation of advanced analytical services, and accelerate the development of our advisory and consulting capabilities."

        "Our companies know each other well and are already working together successfully in various markets around the world," said David R. Carlucci, IMS chief executive officer and president who will be Deputy CEO and chief operating officer of the combined company. "Our clients will benefit from the integration of our data assets and expertise, while gaining a better understanding of consumer behavior. As a company, we will benefit from financial strength, an impressive list of blue-chip clients, broad consulting and services capabilities, and global reach. This is a strategically compelling transaction that provides real value to clients, employees and shareholders in both the near- and long-term, as well as exciting opportunities for growth."

        Under the terms of the agreement, IMS shareholders will receive $11.25 in cash and 0.60415 VNU shares for each IMS share. This represents a 16 percent premium over the average IMS share price over the last 30 days. Based on the share price of VNU at the close of business on Friday, July 8, 2005, the transaction is valued at approximately $28.10 per IMS share and €5.8 billion ($7.0 billion) in total. VNU shareholders will hold approximately 65 percent of the combined company, and IMS shareholders approximately 35 percent.

        Including the impact of synergies, the transaction is expected to be accretive to VNU's cash earnings per share in the first year, while accelerating the company's earnings growth and improving its margins.

        Upon completion of the merger, VNU will be led by a strong management team comprised of executives from both companies. Its Executive Board will be headed by Chairman and CEO Rob van den Bergh and will include David Carlucci as deputy CEO and chief operating officer; Rob Ruijter, VNU's current CFO, as chief financial officer; and Nancy Cooper, IMS' current CFO, as chief transformation officer. The combined company will have a ten-member Supervisory Board, four of whom are now members of the IMS Board of Directors, including David M. Thomas, chairman of IMS, who will become vice chairman of the VNU Supervisory Board.

        The merger, which is expected to close in the first quarter of 2006, is subject to approval by the shareholders of VNU and IMS, regulatory approvals and other customary closing conditions. The Executive and Supervisory Boards of VNU and the Board of Directors of IMS have each unanimously approved the transaction.

Significant Synergy Opportunities

        The enhanced management team of the combined company will be focused on rapidly integrating the two businesses, streamlining operations and aggressively pursuing growth. There will be immediate opportunities to capitalize on shared data assets and consulting and service capabilities, client coverage, information technology and infrastructure.

        New revenue opportunities will be sought through the cross-selling of products and services, geographic expansion, and the development of new products, particularly those that build upon VNU's global consumer research capabilities and the combined analytical resources of both businesses.

        The integration of the two companies is estimated to result in annualized EBITDA synergies of at least €110 million ($130 million), to be fully realized by 2008. To capture those synergies, VNU estimates that it will need to spend approximately €150 million ($180 million), with the majority of the spending occurring in 2006 and 2007.

Leadership Positions in Attractive Growth Markets

        IMS has built a leading global franchise on the strength of a unique combination of healthcare-related information assets, analytical tools and consulting and service capabilities. Approximately 60 percent of its revenue is from outside the U.S.

        Covering over 70 percent of all pharmaceutical sales transactions worldwide in more than 100 countries—and more than 90 percent in the U.S.—IMS tracks over one million prescription-drug brands daily. IMS' principal services help clients drive sales force effectiveness, optimize product portfolios and manage new product launches and product lifecycles. IMS also provides specialized consulting and analytical services.

        ACNielsen, the largest unit of VNU Marketing Information (MI), provides market research on consumer purchasing behavior to more than 9,000 clients in more than 100 countries in the consumer packaged goods, financial services, automotive, IT, telecommunications, travel and pharmaceutical industries. Other businesses within the VNU MI group offer new-product forecasting services, consumer segmentation and targeting capabilities.

        Nielsen Media Research and other VNU Media Measurement & Information units collect and analyze audience and advertising information for broadcasters, music companies, motion picture studios, advertising agencies and Internet companies. This includes measuring TV audiences for some 107 million U.S. households and more than half the world's population in total, and providing information on 85 percent of global advertising spending.

        VNU is one of the largest providers of business-to-business information through trade publications such as Billboard, The Hollywood Reporter, Computing and Intermediair, and it also has a significant presence in online media. In addition, VNU is a leading producer of trade shows and conferences in the U.S., with strong positions in Europe.

VNU to Initiate Share Repurchase Program

        VNU plans to initiate a share repurchase of up to €500 million of its common shares, funded from existing resources. VNU intends to remain under 3.0x net debt/EBITDA after the share repurchase program is completed.

        The company has in place a fully committed bridge facility of €2.5 billion from ABN AMRO Bank NV, Credit Suisse First Boston and Deutsche Bank AG for incremental cash funding to complete the transaction.

        The company will trade on the Euronext Amsterdam and the New York Stock Exchange, with a full listing of its American Depository Receipts (ADRs) on the NYSE at the time of closing. VNU will be domiciled in the Netherlands with headquarters in New York.

        Credit Suisse First Boston, Evercore Partners, ABN AMRO and Deutsche Bank served as financial advisors to VNU, with Credit Suisse First Boston and ABN AMRO rendering fairness opinions to VNU's Executive and Supervisory Boards. Simpson Thacher & Bartlett LLP and De Brauw Blackstone Westbroek N.V. provided legal counsel to VNU. UBS Investment Bank and Gleacher Partners served as financial advisors to IMS and rendered fairness opinions to its Board of Directors. Sullivan & Cromwell LLP provided legal counsel to IMS.

About IMS Health Incorporated

        Operating in more than 100 countries, IMS Health is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.6 billion in 2004 revenue and more than 50 years of industry experience, IMS offers leading-edge business intelligence products and services that are integral to clients' day-to-day operations, including portfolio optimization capabilities; launch and brand management solutions; sales force effectiveness innovations; managed care and over-the-counter offerings; and consulting and services solutions that improve ROI and the delivery of quality healthcare worldwide. Additional information is available at http://www.imshealth.com.

About VNU N.V.

        VNU N.V. ("VNU") is a global information and media company with leading market positions and recognized brands in marketing information (ACNielsen), media measurement and information (Nielsen Media Research) and business information (Billboard, The Hollywood Reporter, Computing, Intermediair). VNU is active in more than 100 countries, with headquarters in Haarlem, The Netherlands, and New York, USA. The company employs 38,000 people. In 2004, total revenues amounted to €3.8 billion. VNU is listed on the Euronext Amsterdam stock exchange (ASE: VNU), and VNU is part of the AEX Index of leading Netherlands-based stocks. Additional information is available at http://www.vnu.com.

Webcast and Conference Call Information

        VNU and IMS management will host an investor and press briefing today at 10:00 a.m. (CET) in Amsterdam that will be video webcast live at www.VI-together.com. The webcast also will be available on the web sites of each company: www.vnu.com and www.imshealth.com. The investor presentation will be available on each of the above web sites at 7:00 a.m. (CET).

        The companies will also host a meeting for investors in London at 4:30 p.m. (UK time), 11:30 a.m. (U.S. EDT). The presentation will be audio webcast, and participants may also dial in via conference call. To access the call, in the UK dial +44 (0) 20 7784 1017; outside the UK, call +1 718 354 1158. A replay of the conference call will be available for seven days in the U.K. at + 44 (0) 20 7784 1024 (Passcode: 7628341) and outside the U.K. at +1 718 354 1112 (Passcode: 7628341).

Basis of Presentation of Pro Forma Information

        All pro forma financial information in this press release has been prepared by aggregating financial information based on VNU figures prepared in accordance with Dutch GAAP and IMS figures prepared in accordance with U.S. GAAP. This pro forma information might be materially different if IMS figures were presented in accordance with Dutch GAAP or if VNU figures were presented in accordance with U.S. GAAP.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

        This document contains certain forward-looking information about IMS Health Incorporated ("IMS"), VNU N.V. ("VNU") and the combined company after completion of the transactions that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of IMS and VNU, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: the failure of stockholders to approve the transaction; the risk that the businesses will not be integrated successfully or that doing so will be costly or result in significant charges; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the results of the reconciliation of IMS' financial statements into IFRS and the results of the reconciliation of VNU's results into U.S. GAAP; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the risk that VNU is not able to maintain its status as a foreign private issuer; risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks; to the extent the companies seek growth through acquisition, the ability of the companies to complete development of or to develop new or advanced technologies and systems for their businesses on a cost-effective basis; the ability to successfully achieve estimated effective tax rates and corporate overhead levels; competition, particularly in the markets for pharmaceutical information and audience measurement services; regulatory and legislative initiatives, particularly in the area of privacy; the outcome of pending legal and regulatory proceedings; leverage and debt service (including sensitivity to fluctuations in interest rates); compliance with covenants in loan agreements; the ability to obtain future financing on satisfactory terms; deterioration in economic conditions, particularly in the pharmaceutical, healthcare, media, information technology or other industries in which customers operate; and conditions in the securities markets which may affect the value or liquidity of portfolio investments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither IMS nor VNU undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in IMS' various reports with the Securities and Exchange Commission ("SEC"), including but not limited to IMS' Annual Report on Form 10-K for the year ended December 31, 2004 and IMS' Quarterly Reports on Form 10-Q for the quarterly period ending March 31, 2005, and VNU's Annual Report for the year ended December 31, 2004, which is available at the SEC's Internet site (http://www.sec.gov).

Additional Information and Where to Find It

        This document may be deemed to be solicitation material in respect of the proposed merger of IMS and VNU. In connection with the proposed transaction, VNU and IMS will file a registration statement on Form F-4, including the preliminary joint proxy statement/prospectus constituting a part thereof, with the SEC. VNU and IMS will file a definitive registration statement, including a definitive joint proxy statement/prospectus constituting a part thereof, and other documents with the SEC. SHAREHOLDERS OF IMS AND VNU ARE ENCOURAGED TO READ THE DEFINITIVE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to stockholders of IMS and VNU. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov, from IMS' Investor Relations at 1499 Post Road, Fairfield, CT, 06824 or from VNU's Investor Relations at Ceylonpoort 5-25, 2037 AA Haarlem, The Netherlands.

Participants in Solicitation

        IMS, VNU and their directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IMS' participants is set forth in the proxy statement, dated March 23, 2005, for IMS' 2005 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information regarding VNU's participants is set forth in VNU's Annual Report for the year ended December 31, 2004. Additional information regarding the interests of IMS' and VNU's participants in the solicitation of proxies in respect of the proposed transaction is included in the registration statement and joint proxy statement/prospectus filed with the SEC.

Regulation G Legend

        This presentation may contain certain non-GAAP financial measures. Reconciliations between certain non-GAAP financial measures and the GAAP financial measures will be made available in the joint proxy statement/prospectus. VNU figures have been prepared in accordance with Dutch GAAP and IFRS. IMS figures are prepared in accordance with U.S. GAAP. All pro forma consolidated financial information has been prepared by aggregating financial information based on these differing accounting standards and might be materially different if IMS figures were presented in accordance with Dutch GAAP or IFRS or if VNU figures were presented in accordance with U.S. GAAP. The definitive registration statement, including the definitive joint proxy statement/prospectus, may include adjustments to the financial statements of VNU to reflect differences between U.S. and Dutch GAAP and between the U.S. and Dutch approaches to financial statement presentation.

Media Contacts:

Will Thoretz, VNU
Bill Hughes, IMS Health

In the U.K. and Europe, + 44 207 614 2900
In the U.S., + 1 212 889 4350

Investor Contacts:

Rob de Meel and Peter Wortel, VNU
+ 31 23 546 3600

Darcie Peck, IMS Health
+1 203 319 4766